MUFG Americas Holdings Corporation MUFG Americas Holdings Corporation Investor Presentation Fourth Quarter December 31, 2015

This presentation describes activities of MUFG Americas Holdings Corporation and its consolidated subsidiaries (the Company) unless otherwise specified. This presentation should be read in conjunction with the financial statements, notes and other information contained in the Company’s most recent annual report on Form 10-K and Quarterly Reports on Forms 10-Q and in any subsequent filings with the SEC. The following appears in accordance with the Private Securities Litigation Reform Act. This presentation includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include the words “believe,” “continue,” “expect,” “target,” “anticipate,” “intend,” “plan,” “estimate,” “potential,” “ project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” They may also consist of annualized amounts based on historical interim period results. There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in the Company’s forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict and could have a material adverse effect on the Company’s financial condition, and results of operations or prospects. For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the Securities and Exchange Commission (SEC), including the discussions under “Management’s Discussion & Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Forms 10-Q and in any subsequent filings with the SEC and available on the SEC’s website at www.sec.gov. Any factor described above or in our SEC reports could, by itself or together with one or more other factors, adversely affect our financial results and condition. All forward-looking statements contained herein are based on information available at the time of this presentation, and the Company assumes no obligation to update any forward-looking statements. This investor presentation includes additional capital ratios (tangible common equity and Common Equity Tier 1 capital (calculated under the Basel III standardized approach on a fully phased-in basis)) to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. Please refer to our separate reconciliation of non-GAAP financial measures in our earnings release dated January 25, 2016 and our 10-K for the year ended December 31, 2015. MUFG Americas Holdings Corporation Investor Presentation, 4Q15 Forward-Looking Statements and Non-GAAP Financial Measures 2

One of the Largest Regional Bank Holding Companies in the United States

- MUFG Americas Holdings Corporation (MUAH) (A3 / A / A)[1,2] and its principal subsidiary MUFG Union Bank, N.A. (MUB) (A2 / A+ / A)[1,2] are strategic subsidiaries of The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU), which is a subsidiary of Mitsubishi UFJ Financial Group, Inc. (MUFG)
- Solid balance sheet with high-quality capital base and strong liquidity
- Conservative risk culture resulting in a high quality loan portfolio with strong credit performance
- Network of 369 U.S. retail and commercial branches and two international offices
- Prominent market share in demographically attractive West Coast markets
- Regular debt issuance, both by MUB and MUAH
  - In February 2015, MUAH issued $2.2bn of senior notes across 3-, 5- and 10-year maturities

MUB Branch Network



Reference Banks' Period-End Assets ($bn) [3]



$422
$358
$334
$210
$191
$141
$138
$126
$123
$116
$95
$72
$71
$60
USB PNC COF BBT STI FITB CFG RF MTB MUAH KEY CMA HBAN ZION

1. Credit ratings represent long-tem issuer ratings from Moody's, S&P, and Fitch Ratings respectively
2. In November 2015, S&P affirmed MUAH's long-term and short-term ratings, and MUB's long-term rating, with a negative outlook
3. Source: SNL Financial as of December 31, 2015; Holding companies by asset size, excluding institutions with significantly different business models.

'Reference Banks', referred to throughout this presentation, unless otherwise noted, consist of the 14 CCAR-filing public regional banks, plus the four largest U.S. money center banks (BAC, C, JPM and WFC)

MUAH Company Profile

Headquarters	New York
Main Banking Office	San Francisco
U.S. branches[4]	369
Employees[5]	Approx. 12,400
Total assets	$116 billion
Total loans[6]	$78 billion
Total deposits	$84 billion
Tangible Common Equity[7]	$12 billion

4. In addition, MUAH has two international offices
5. Full-time equivalent staff
6. Excludes loans held for sale
7. Tangible common equity is a non-GAAP measure. Refer to MUAH's earnings release dated January 25, 2016 and our 10-K for the year ended December 31, 2015 for a reconciliation between certain GAAP amounts and these non-GAAP measures

MUFG

MUFG Americas Holdings Corporation Investor Presentation, 4Q15
3

Core Strategic Subsidiary of Mitsubishi UFJ Financial Group (MUFG) MUFG Union Bank, N.A. (MUB) U.S. Depository Institution The Bank of Tokyo-Mitsubishi UFJ, Ltd (BTMU) Commercial Bank 100% Mitsubishi UFJ Financial Group, Inc. (MUFG) Holding Company MUFG Americas Holdings Corporation (MUAH) U.S. Holding Company 100% 100% BTMU Latin America, Canada Branch/Sub BTMU U.S. Branches Ownership MUFG Americas Holdings Corporation Investor Presentation, 4Q15 • MUAH is a U.S. financial and bank holding company with a majority of independent board members • An integrated executive management committee oversees all operations in the Americas (both MUAH and BTMU branches) • In the second quarter of 2015, Stephen Cummings joined MUAH and MUB as the President and CEO. Mr. Cummings has authority over all of BTMU’s U.S. business and serves as a member of the Board of Directors of MUAH and MUB To better serve our clients in the Americas and leverage the strength of MUFG: • Effective July 1, 2014, the U.S. branch banking operations of BTMU were integrated within MUB • Not a legal entity combination, but rather an integration of personnel and certain business and support activities • Our organization structure is consistent with the direction of the Dodd-Frank enhanced prudential standards (EPS) for foreign banking organizations (FBOs) to be implemented July 2016 DOMESTIC FOCUS WITH GLOBAL REACH MUFG Americas Business Integration Effective July 1, 2014 4

MUFG Americas Holdings Corporation Investor Presentation, 4Q15 Mitsubishi UFJ Financial Group, Inc. MUFG Americas (includes Latin America and Canada) Combined U.S. Operations (includes BTMU & MUTB U.S. Branches and MUS(USA)) MUFG Americas Holdings Corporation Core Strategic Subsidiary of Mitsubishi UFJ Financial Group (MUFG) As of December 31, 20151 Employees 111,323 Total assets $2,453 billion Total loans $941 billion Total deposits $1,294 billion Common Equity Tier 1 Ratio (fully phased-in) 12.1% Employees2 Approx. 12,400 Total assets $116 billion Total loans3 $78 billion Total deposits $84 billion Common Equity Tier 1 Ratio (fully phased-in)4 13.5% 1. JPY denominated amounts converted to USD based on JPY/USD exchange rate of 120.6 as of December 30, 2015; refer to MUFG’s Investor Relations website (http://www.mufg.jp/english/ir/) for additional information 2. Full-time equivalent staff 3. Excludes loans held for sale 4. Common Equity Tier 1 risk-based capital (standardized, fully phased-in basis) is a non-GAAP financial measure that is used to assess a bank’s capital position as if the transition provisions of the U.S. Basel III rules were fully phased in for the periods in which the ratio is disclosed. Please refer to our separate reconciliation of non-GAAP financial measures in our 10-K for the year ended December 31, 2015 5

Mitsubishi UFJ Financial Group (MUFG) Mitsubishi UFJ Securities Holdings (MUS) MUFG Americas Holdings Corp (MUAH) Intermediate Holding Company (formerly named UnionBanCal Corporation) MUFG Union Bank (MUB) 100% Non-Bank Subs (Leasing) Mitsubishi UFJ Securities USA (MUS(USA)) Union Bank Investment Services LLC Bank Leasing Subs 12/31/15 assets: $115.4bn1 12/31/15 assets: $34.2bn1 Bank of Tokyo- Mitsubishi UFJ (BTMU) Mitsubishi UFJ Trust and Banking (MUTB) 100% 100% BTMU NY BTMU LA BTMU Chicago MUTB NY Branches Combined U.S. Operations • The EPS require that all FBOs with at least $50bn in assets transfer ownership of controlled U.S. subsidiaries to an Intermediate Holding Company (IHC) by July 1, 2016 • MUAH is expected to be the IHC for all of MUFG’s non-branch U.S. subsidiaries MUFG Americas Holdings Corporation Investor Presentation, 4Q15 1. Most recent publicly disclosed asset figures for MUB and MUS(USA), may be unaudited Expected July 2016 Organization Structure to Meet Enhanced Prudential Standards 6

2015 Fourth Quarter Results Compared to the previous quarter: • Net Income decreased $117MM • Decrease primarily due to the increase in provision for credit losses, primarily due to an increase in reserves within the oil & gas sector • Net interest income up slightly, due to a slight increase in interest-earning assets Compared to the year-ago quarter: • Net Income decreased $84MM • Decrease primarily due to the increase in provision for credit losses 1. Prior period amounts have been revised to reflect the January 1, 2015 adoption of Accounting Standards Update 2014-01 related to investments in qualified affordable housing projects MUFG Americas Holdings Corporation Investor Presentation, 4Q15 ($ in million) Summary Income Statement 4Q15 3Q15 4Q141 Net interest income 708$ 3$ (1)$ Noninterest income 413 16 61 Total revenue 1,121 19 60 Noninterest expense 891 36 94 Pre-tax, pre-provision earnings 230 (17) (34) Provision for credit losses 192 174 193 Income before income taxes and including noncontrolling interests 38 (191) (227) Income tax expense (18) (82) (135) Net income including noncontrolling interests 56 (109) (92) Add back net loss from noncontrolling interests 13 (8) 8 Net income attributable to MUAH 69$ (117)$ (84)$ Change from 7

Balance Sheet and Profitability Highlights

$ in millions, end of period

Balance Sheet		12/31/15	09/30/15	12/31/2014[7]
Total assets	$	116.2	$ 115.2	$ 113.6
Total securities		24.5	24.7	22.0
Total loans held for investment		77.6	76.6	76.8
Core deposits[1]		76.1	74.8	76.7
Total deposits		84.3	82.7	86.0
Long-term debt		12.3	11.4	7.0
MUAH Stockholder's equity		15.5	15.6	14.9

Returns	12/31/15	09/30/15	12/31/2014[7]
Net interest margin[2,3]	2.72 %	2.76 %	2.81 %
Return on average assets[2]	0.24	0.66	0.54
Return on average MUAH stockholder's equity[2]	1.75	4.83	4.02
Return on average MUAH stockholder's equity excluding the impact of privatization transaction and merger costs related to acquisitions[2,4]	2.24	5.82	5.23

Efficiency	12/31/15	09/30/15	12/31/2014[7]
Efficiency ratio[5]	80 %	78 %	75 %
Adjusted efficiency ratio[6]	69	70	67

Compared to 3Q 2015:

- Increase in total assets primarily due to an increase in loans held for investment as a result of moderate growth in commercial and industrial loans, partially offset by a decline in residential mortgage loans
- Net interest margin decreased 4bps due to a decrease in loan yields, partially offset by higher yields on investment securities
- Adjusted efficiency ratio decreased slightly

1. Core deposits exclude brokered deposits, foreign time deposits and domestic time deposits greater than $250,000
2. Annualized
3. Yields, interest income and net interest margin are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.
4. These ratios exclude the impact of the privatization transaction and merger costs related to acquisitions. Management believes that these ratios provide useful supplemental information regarding MUAH's business results. Refer to MUAH's earnings release dated January 25, 2016 for a reconciliation between certain GAAP amounts and these non-GAAP measures
5. The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income)
6. Adjusted efficiency ratio is a non-GAAP financial measure. Refer to MUAH's earnings release dated January 25, 2016 for a reconciliation between certain GAAP amounts and these non-GAAP measures
7. Prior period amounts have been revised to reflect the January 1, 2015 adoption of Accounting Standards Update 2014-01 related to investments in qualified affordable housing projects

MUFG

MUFG Americas Holdings Corporation Investor Presentation, 4Q15

8

Business Model for Key Segments

4Q2015 REALIGNMENT TO CONSOLIDATE FORMER COMMERCIAL BANKING CUSTOMERS WITHIN OTHER SEGMENTS

Regional Bank

Offers products and services to individuals and businesses through five main divisions:

- **Residential Lending:** centralized origination, underwriting, processing, servicing, collection and administration for residential mortgages and HELOCs
- **Retail Banking**: comprehensive relationship management to clients with ≤$3 million in deposits and investment balances through 355 full-service branches in California Washington and Oregon, ATMs, call centers, and internet banking
- **Wealth Markets** (Private Wealth Management and Asset Management): comprehensive relationship management to clients with >$3 million in deposits and investment balances including through Highmark and UBIS[1]
- **Commercial Banking:** commercial credit products including commercial loans, accounts receivable, inventory and trade financing primarily for corporate customers with annual revenues ≤$500 million based on the U.S. West Coast
- **Real Estate Industries** has four business lines:
  - Institutional Markets covering REITs, fund managers and institutional owners
  - Regional Markets for West Coast privately capitalized investors/developers
  - Community Development Finance covering for-profit and non-profit affordable housing developers
  - Commercial Mortgage Ops to cover middle market commercial real estate investors

Partnership

Partnership

Transaction Banking

- Provides working capital management and asset servicing solutions, including deposits and treasury management, transactional trade finance, and institutional trust and custody
- Technology-driven business; manages Transaction Banking and enterprise digital channel product development

Investment Banking & Markets

- Provides structured credit services, including project finance, leasing & equipment finance, commercial finance, funds finance and securitizations
- Includes Global Capital Markets which provides syndicated loans, equity & debt underwriting, tax equity and merchant banking investments
- Delivers risk management solutions including FX, interest rate and energy

Partnership

Partnership

U.S. Wholesale Banking

- Provides corporate and commercial lending products, including loans, lines of credit and other extensions of credit to customers with target revenues greater than $500 million.
- Employs an industry-focused strategy including dedicated coverage teams in General Industries, Power and Utilities, Oil and Gas, Telecom and Media, Technology, Healthcare and Nonprofit, Public Finance, and Financial Institutions (predominantly Insurance and Asset Managers)

MUFG

1. HighMark Capital Management, Inc (a registered investment advisor) and UnionBanc Investment Services LLC (a registered broker-dealer and investment advisor), both subsidiaries of MUFG Union Bank, N.A.

MUFG Americas Holdings Corporation Investor Presentation, 4Q15

9

Strong and High Quality Capital Base

MUAH HAS RECEIVED CAPITAL CONTRIBUTIONS TOTALING IN EXCESS OF $5BN SINCE 2009, INCLUDING THE $1.2BN CAPITAL CONTRIBUTION FROM BTMU AND A $300 MILLION SUBORDINATED DEBT ISSUANCE TO BTMU, BOTH IN DECEMBER 2013

Capital Ratio	12/31/2015 Reference Banks Average[1]	12/31/2015 Actual	9/30/2015 Actual	12/31/2014 Actual
		MUAH Capital Ratios[6]		
Common Equity Tier 1 risk based capital ratio [2,3]	10.95%	13.63%	13.84%	N/A
Tier 1 risk-based capital ratio	12.10%	13.64%	13.84%	12.79%
Total risk-based capital ratio	14.41%	15.56%	15.60%	14.74%
Tangible common equity ratio [4]	8.65%	10.73%	10.95%	10.49%
Tier 1 leverage ratio	9.91%	11.40%	11.58%	11.25%
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in[5]	N/A	13.46%	13.99%	12.56%

- In December 2014, the Federal Reserve Board approved MUAH's request to opt-out of the advanced approaches methodology under U.S. Basel III regulatory capital rules
- MUAH now reports its regulatory capital ratios under the standardized approach of the U.S. Basel III rules, with certain provisions subject to phase-in periods
- MUB continues to be subject to the advanced approaches rules

1. Reference Banks consist of the 14 CCAR-filing public regional banks, plus the four largest U.S. money center banks, depicted on slide 3. Reference Banks average based on reporting through 02/25/2016 (Source: SNL Financial)
2. Common Equity Tier 1 risk-based capital is calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' final U.S. Basel III regulatory capital rules
3. Basel III transitional; MUAH ratios exclude accumulated other comprehensive loss, along with other measures of capital as part of its financial analyses and has included this non-GAAP information because of current interest in such information by market participants
4. Tangible common equity is a non-GAAP measure. Refer to MUAH's earnings release dated January 25, 2016 for a reconciliation between certain GAAP amounts and these non-GAAP measures
5. Common Equity Tier 1 risk-based capital (standardized, fully phased-in basis) is a non-GAAP financial measure that is used to assess a bank's capital position as if the transition provisions of the U.S. Basel III rules were fully phased in for the periods in which the ratio is disclosed. Please refer to our separate reconciliation of non-GAAP financial measures in our 10-K for the year ended December 31, 2015.
6. The capital ratios displayed are calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' final U.S. Basel III regulatory capital rules

MUFG Americas Holdings Corporation Investor Presentation, 4Q15

10

Robust Liquidity at MUB and MUAH

- MUB liquidity is supported by our core deposit base and a portfolio of high quality securities
- Double leverage ratio is 103% as of 12/31/2015[1]

12/31/2015, $MM		Amortized Cost / Carrying Amount[2]		Net Unrealized Gain (Loss)		Fair Value
Liquid Book						
U.S. Treasuries	$	1,085	$	2	$	1,087
U.S. gov't sponsored agencies (GSA)	$	220	$	(4)	$	216
Residential MBS - U.S. gov't and GSAs	$	15,080	$	(89)	$	14,991
Commercial MBS - U.S. gov't and GSAs	$	1,667	$	41	$	1,708
Total Liquid Book	$	18,052	$	(50)	$	18,002
Spread Book						
Residential MBS Privately-issued	$	150	$	1	$	151
Commerical MBS Privately-issued	$	1,566	$	(20)	$	1,546
Collateralized Loan Obligations (CLOs)	$	3,266	$	(33)	$	3,233
Asset-backed	$	7	$	0	$	7
Total Spread Book	$	4,989	$	(52)	$	4,937
Other Securities						
Direct bank purchase bonds	$	1,549	$	23	$	1,572
Other	$	32		0	$	32
Equity securities	$	6	$	2	$	8
Total AFS and HTM	**$**	**24,628**	**$**	**(77)**	**$**	**24,551**
Total Available For Sale (AFS)	$	14,470	$	(126)	$	14,344
Total Held To Maturity (HTM)	$	10,158	$	49	$	10,207

some numbers may not sum due to rounding

Excess Reserves[4]: $2.7 Bn
Unpledged securities: $20.3 Bn
Unused FHLB and Fed Capacity: $37.5 Bn


Deposits and Wholesale Funding ($bn)
as of 12/31/2015
Medium-and Long-term Debt, $11.8
FHLB, $0.5
Negotiable CDs[3], $1.9
Commercial Paper, $1.0
Fed Funds Purchased & Other, $0.2
Deposits, $82.3

1. Source: SNL
2. Amortized Cost / Carrying Amount reflects amortized cost except for balances transferred from AFS to HTM. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer
3. Includes bearer CDs and regular CDs over $100K (but does not include foreign or consumer)
4. Interest bearing deposits in banks

MUFG

MUFG Americas Holdings Corporation Investor Presentation, 4Q15

11

MUB and MUAH Debt Outstanding and Maturity Schedule * Term loans due to BTMU MUAH and MUB Term Debt Redemption Schedule – Next 10 Years MUFG Americas Holdings Corporation Investor Presentation, 4Q15 - 500 1,000 1,500 2,000 2,500 3,000 3,500 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 M il li o n s FHLB Med Term Bank Notes MUAH Term Debt AS OF DECEMBER 31, 2015 Senior Subordinated Preferred $700MM 3.00% Bank Notes due 2016 $700MM 5.95% Subordinated Bank Note due 2016 None $500MM Floating Rate Bank Notes due 2016 $750MM Subordinated Term Loan due 2023 * $500MM 1.50% Bank Notes due 2016 $500MM 2.125% Bank Notes due 2017 $250MM Floating Rate Bank Notes due 2017 $1,000MM 2.625% Bank Notes due 2018 $1,500MM Floating Rate Term Loan due 2018* $1,000MM Floating Rate Term Loan due 2018* $1,000MM Floating Rate Term Loan due 2018* $500MM 2.25% Bank Notes due 2019 Senior Subordinated Preferred $450MM 1.625% Notes due 2018 $300MM Subordinated Term Loan due 2023 * None $250MM Floating Rate Notes due 2018 $1,000MM 2.25% Notes due 2020 $400MM 3.500% Notes due 2022 $500MM 3.00% Notes due 2025 MUFG Union Bank, N.A. MUFG Americas Holdings Corp. 12

Deposit Trends 4Q 2015 Average Deposit Composition2 Core Deposits1 at 12/31/2015 ($bn) MUFG Americas Holdings Corporation Investor Presentation, 4Q15 1. Excludes brokered deposits, foreign time deposits, and domestic time deposits >$250K 2. Market view of deposits; Commercial includes Transaction Banking, Investment Banking and Markets, and “Other” which includes Asian Corporate Banking and Corporate Treasury; U.S. Wholesale Banking is excluded due to overlap with Transaction Banking; Consumer includes Regional Bank 3. Source: FDIC Summary of Deposits as of 6/30/2015 Metropolitan Statistical Area (MSA) / State 3 Rank Share (%) Santa Maria-Santa Barbara, CA 2 17.6 San Diego-Carlsbad, CA 3 14.1 Los Angeles-Long Beach-Anaheim, CA 4 10.0 Fresno, CA 4 7.5 Oxnard-Thousand Oaks-Ventura, CA 4 6.4 Salinas, CA 5 9.7 Riverside-San Bernardino-Ontario, CA 6 4.6 Sacramento--Roseville--Arden-Arcade, CA 6 4.4 San Francisco-Oakland-Hayward, CA 7 3.4 Seattle-Tacoma-Bellevue, WA 7 3.0 San Jose-Sunnyvale-Santa Clara, CA 7 2.7 California Total 4 6.8 Washington Total 12 2.2 Deposits PERIOD-END DEPOSITS INCREASED QoQ 13

Earning Asset Mix 4Q 2015 LOAN MIX BALANCED BETWEEN RESIDENTIAL AND COMMERCIAL 1. Average quarterly balance as of December 31, 2015. May not total 100% due to rounding 2 Total loans held for investment, including all nonperforming loans Loan Portfolio Composition 1 Earning Asset Mix 1 MUFG Americas Holdings Corporation Investor Presentation, 4Q15 Loans 2 74% Securities 23% Cash and Equiv. 2% Other <1% Commercial & Industrial 38% Commercial Mortgage 18% Construction 3% Lease Financing 1% Residential Mortgage 36% Home Equity & Other Consumer 4% 14

Commercial Loan Portfolio GROWTH IN COMMERCIAL AND CORPORATE LENDING. HISTORICAL NET CHARGE-OFFS HAVE BEEN LOW, HOWEVER WE EXPECT FURTHER DECLINES IN THE CREDIT QUALITY OF OUR OIL & GAS PORTFOLIO Commercial and Corporate Portfolio Period-end Loan Balances and Net Charge-offs/(Recoveries) ($mm) MUFG Americas Holdings Corporation Investor Presentation, 4Q15 15

Consumer Loan Portfolio RESIDENTIAL MORTGAGE PORTFOLIO CONTINUES TO EXHIBIT STRONG CREDIT QUALITY Home Equity & Other Consumer Portfolio Period-end Loan Balances and Net Charge-offs ($mm) Residential Mortgage Loan Portfolio Period-end Loan Balances and Net Charge-offs ($mm) MUFG Americas Holdings Corporation Investor Presentation, 4Q15 16

Net Interest Margin Impacted by Low Rate Environment HISTORIC LOW INTEREST RATE ENVIRONMENT HAS PRESSURED NET INTEREST MARGIN 1. Net interest margin is annualized and presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent 2. Total loans held for investment Average Earning Assets ($bn) Net Interest Income 2 MUFG Americas Holdings Corporation Investor Presentation, 4Q15 1 17

Interest Rate Risk Management Net Interest Income ($mm) +200 bps -100 bps G rad u al p a ral lel yi e ld cur v e s h if t ove r 1 2 -m o n th h o ri z o n MUFG Americas Holdings Corporation Investor Presentation, 4Q15 18

0.02% 0.01% 0.10% 0.06% (0.03)% 0.49% 0.41% 0.41% 0.45% 0.43% -0.5% 0.0% 0.5% 1.0% 4Q14 1Q15 2Q15 3Q15 4Q15 MUAH Reference Banks Average 0.49% 0.47% 0.47% 0.55% 0.71% 1.98% 1.90% 1.85% 1.78% 1.41% 0% 1% 2% 3% 4Q14 1Q15 2Q15 3Q15 4Q15 MUAH Reference Banks Average Asset Quality Trends Nonperforming Assets by Loan Type ($mm) Net Charge-offs / Average Loans4 Nonperforming Loans / Total Loans1 Criticized3 & Nonaccrual Loans / Total Loans 2 2 1. MUAH nonperforming loans excludes troubled debt restructurings (TDRs) that are in accrual status. (Source: SNL Financial and company reports); MUAH ratio is three month-average, Reference Bank ratios are YTD 2. Reference Banks consist of the 14 CCAR-filing public regional banks, plus the four largest U.S. money center banks. Reference Banks average based on reporting through 02/25/2016 (Source: SNL Financial) 3. Criticized loans held for investment reflect loans in the commercial portfolio segment that are monitored for credit quality based on internal ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status 4. Annualized ratio MUFG Americas Holdings Corporation Investor Presentation, 4Q15 1.49% 1.73% 1.83% 2.14% 3.12% 0.49% 0.47% 0.47% 0.55% 0.71% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4Q14 1Q15 2Q15 3Q15 4Q15 Criticized % of total loans held for investment Nonaccrual loans % of total loans held for investment 19

Oil & Gas Overview • Lower market pricing has led to downward rating migration within the portfolio • We proactively risk grade and reserve, downgrading loans based on revised cash flow expectations and collateral assessments • Reserve for energy loans is strong at 8.1% of outstanding balances (9.9% for E&P only) • 75% of energy commitments are Shared National Credit (SNC) with 27% of SNCs agented by us • De minimis net charge-offs within energy portfolio in 2015 MUFG Americas Holdings Corporation Investor Presentation, 4Q15 Portfolio Statistics ($mm) Oil & Gas Portfolio Commitments Exploration & Production, 78% Transportation, 11% Service Cos, 6% Refining, 2% Drilling, 1% Machinery, 1% Utilities, 1% Oil & Gas Portfolio Loan Amt Allowance Reserve Ratio Total Commitments $7,351 $329 4.5% Of which Petroleum Exp & Production $5,768 $319 5.5% Of which Criticized $2,156 Of which loans outstanding $3,654 $297 8.1% Of which Petroleum Exp & Production $2,943 $291 9.9% Of which Criticized $1,226 PRICE DECLINES LEAD TO INCREASED RESERVES; STRONGER OIL AND GAS RESERVE COVERAGE THAN OTHERS 20

Oil & Gas Overview MUFG Americas Holdings Corporation Investor Presentation, 4Q15 Petroleum Exploration and Production Oil & Gas Portfolio • Allowance for loan & lease losses is 8.1% of outstanding O&G loans • Second lien / junior commitments are de minimis (less than 1% of total commitments) • 78% of oil & gas portfolio commitments; 81% of outstanding loans • Allowance for loan & lease losses is 9.9% of outstanding PEP loans • All Criticized and Nonaccrual oil & gas loans are within the PEP sub-sector FOCUS ON RESERVE-SECURED PETROLEUM EXPLORATION & PRODUCTION CREDITS O&G Outstandings PEP Outstandings $ in millions, end of period 12/31/2015 12/31/2014 Total $ 3,654 $ 3,826 Criticized 1,226 114 Nonaccrual 175 - $ in millions, end of period 12/31/2015 12/31/2014 Total $ 2,943 $ 3,443 Criticized 1,226 114 Nonaccrual 175 - 21

Residential Mortgage and Home Equity[1] Performed Well Through the Crisis

Residential Mortgage Performance Trends
(30 days Past Due + in Foreclosure)



30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
MUB
MBA-CA Prime
National Prime
MBA-CA Prime ARM

Home Equity Total Delinquency
(30 Days + Past Due)[1]



4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
MUB-Legacy4
National (SA)
CA HE 30+ (NSA)

Residential Mortgage Portfolio as of December 31, 2015:

- 44% interest-only (non-amortizing)
  - 66% weighted average LTV[2] for the I/O portfolio
- No subprime programs or option ARM loans
- Low delinquency rate due to focus on prime loans, high FICO scores, and low LTVs
- 77% of the consumer portfolio has a refreshed FICO score of 720 and above[3]
- 95% has an LTV less than or equal to 80%

1. Includes Other Consumer loans
2. At origination
3. Excluding loans serviced by third-party service providers and loans covered by FDIC loss share agreements, includes PCI loans
4. MUB excludes FDIC covered assets; 3Q12 and 4Q12 delinquencies appear ~30bp higher than actual due to operational processing errors in those quarters

Data Source: Consumer Lending Monthly Summary and Key Statistics; Source: Residential – Mortgage Bankers Association, Home Equity American Bankers Association

Notes: National (SA) is seasonally adjusted American Bankers Association data; Benchmark metrics are reported on a one quarter lag

MUFG Americas Holdings Corporation Investor Presentation, 4Q15

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MUAH Compares Favorably With Others 1. Reference Banks consist of the 14 CCAR-filing public regional banks, plus the four largest U.S. money center banks, depicted on slide 3. Reference Banks average based on reporting through 02/25/2016 (Source: SNL Financial) 2. Calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' final U.S. Basel III regulatory capital rules. This ratio excludes accumulated other comprehensive loss, along with other measures of capital, as part of its financial analyses 3. Annualized ratio 4. Ratings as of February 1, 2016 5. Standard & Poor's ratings for MUAH and MUB on negative outlook as of November 30, 2015 Net Charge-offs / Average Loans1,2,3 Nonperforming Loans / Total Loans1 Common Equity Tier 1 (Basel 3) Ratio1,2 Reference Banks’ Credit Ratings1,4 MUFG Americas Holdings Corporation Investor Presentation, 4Q15 0.71% 1.41% 0.0% 0.3% 0.5% 0.8% 1.0% 1.3% 1.5% 1.8% 4Q15 MUAH Reference Banks Average 13.63% 10.95% 9% 10% 11% 12% 13% 14% 15% 4Q15 MUAH Reference Banks Average Long-term ratings S&P Moody's Fitch S&P Moody's Fitch U.S. Bancorp A+ A1 AA AA- A1 AA Wells Fargo & Company A A2 AA- AA- Aa2 AA MUAH5 A A3 A A+ A2 A BB&T Corporation A- A2 A+ A A1 A+ JPMorgan Chase & Co. A- A3 A+ A+ Aa3 AA- PNC Financial Services A- A3 A+ A A2 A+ M&T Bank A- A3 A A A2 A Comerica A- A3 A A A3 A Fifth Third Bancorp BBB+ Baa1 A A- A3 A Bank of America Corp. BBB+ Baa1 A A A1 A+ Citigroup Inc. BBB+ Baa1 A A A1 A+ KeyCorp BBB+ Baa1 A- A- A3 A- SunTrust Banks BBB+ Baa1 A- A- Baa1 A- Citizens Financial Group BBB+ NR BBB+ A- Baa1 BBB+ Huntington BBB Baa1 A- BBB+ A3 A- Capital One Financial Corp. BBB NR A- BBB+ Baa1 A- Regions Financial Corp. BBB Baa3 BBB BBB+ Baa3 BBB Zions Bancorporation BBB- Ba1 BBB- BBB+ NR BBB- Bank RatingsHolding Company Ratings (0.03)% 0.43% -0.1% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 4Q15 MUAH Reference Banks Average 23

MUAH and MUB Credit Ratings

		MUFG Union Bank, N.A.		MUFG Americas Holdings Corporation	Mitsubishi UFJ Securities (USA), Inc.	The Bank of Tokyo-Mitsubishi UFJ, Ltd	Mitsubishi UFJ Financial Group, Inc.
		Deposits	Senior Debt	Senior Debt	Senior Debt	Senior Debt	Senior Debt
Moody's	Long-Term	Aa2	A2	A3	--	A1	A1[2]
	Short-Term	P-1	P-1	--	--	P-1	P-1
Standard & Poor's	Long-Term	--	A+[1]	A[1]	A+[1]	A+[1]	A[1]
	Short-Term	--	A-1	A-1[1]	A-1	A-1	--
Fitch	Long-Term	A+	A	A	A	A	A[3]
	Short-Term	F1	F1	F1	F1	F1	F1[3]

-- means not rated

1. Negative Outlook as of November 30, 2015
2. Upgraded from A2 as of February 10, 2016
3. Ratings assigned as of February 12, 2016

MUFG

MUFG Americas Holdings Corporation Investor Presentation, 4Q15

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2015 CCAR and 2015 Mid-Cycle DFAST Stress Scenario Results Federal Reserve did not object to MUAH’s 2015 capital plan  Severely Adverse scenario included a severe recession combined with a flat yield curve, lower energy prices and a drought in California Mid-Cycle DFAST stress test results demonstrated MUAH’s capital cushion in excess of regulatory minimums MUFG Americas Holdings Corporation Investor Presentation, 4Q15 Mid-Cycle Severely Adverse Scenario Results 1. The Tier 1 Common Capital Ratio for all periods is calculated under U.S. Basel I rules. This ratio is a non-GAAP measure that facilitates the understanding of the Company’s capital structure and is used to assess and compare the quality and composition of the Company’s capital structure to other financial institutions 2. Represents minimum projected capital ratio from Q2 2015 through Q2 2017 3. 2015-2016 minimum ratios as defined in the Comprehensive Capital Analysis and Review 2015 Summary Instructions and Guidance, October 2014 4. Beginning in 2015, risk-weighted assets are calculated under the Basel III standardized capital risk-based approach, except for the Tier 1 Common Capital Ratio which uses the general risk-based capital approach for all quarters 25

Conclusion • MUAH and MUB carry solid credit ratings and benefit from the ownership of MUFG, one of the world’s largest financial organizations • Strong local management team with a majority of independent board members • Solid balance sheet with high-quality capital base and strong liquidity • Conservative risk culture resulting in a high quality loan portfolio with historically strong credit performance and proactive management of unfunded oil & gas exposures • There are many risks facing the banking industry and MUAH; please refer to the Risk Factors on pages 18-35 of our Form 10-K for the year ended 12/31/2015 MUFG Americas Holdings Corporation Investor Presentation, 4Q15 Contacts Mimi Mengis Doug Lambert Managing Director Director 415-765-3182 415-765-3180 mimi.mengis@unionbank.com doug.lambert@unionbank.com 26